                                                                   EXHIBIT 10.47



                          SECOND AMENDMENT AGREEMENT


         THIS SECOND AMENDMENT AGREEMENT, dated as of May 22, 1997 (the "Amendment"), is by and among ALAMAC KNIT FABRICS, INC., a Delaware corporation (the "Borrower"), Alamac Enterprises, Inc. and AIH, Inc. (each a "Guarantor" and collectively, the "Guarantors"), the various banks and lending institutions parties hereto (each a "Lender" and collectively, the "Lenders"), and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the "Agent").

                                   RECITAL

         A. Pursuant to that certain Credit Agreement, dated as of December 4, 1995, by and among the Borrower, the Guarantors, the Lenders, and the Agent, as amended by that certain Amendment Agreement dated as of March 22, 1996 (the "Existing Credit Agreement"), among the parties hereto, the Lenders have agreed to make loans to the Borrower.

         B. The Borrower, the Guarantors, the Lenders, and the Agent desire to make certain amendments to the Existing Credit Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    PART I
                                 DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                   PART II

                   AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement, the Notes, and the other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to the Introduction. The first paragraph of the Existing Credit Agreement is amended to read in its entirety as follows:

                  This Credit Agreement, dated as of December 4, 1995, as amended as of March 22, 1996 pursuant to that certain Amendment Agreement and as further amended as of May 22, 1997 pursuant to that Second Amendment Agreement, is entered into by and among Alamac Knit Fabrics, Inc., a Delaware corporation (the "Borrower"), Alamac Enterprises, Inc., AIH, Inc., Alamac Sub Holdings, Inc. (each a "Guarantor"), the Lenders (as defined herein) and NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent").

         SUBPART 2.2 New Definitions Added to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definitions:

                  "Available Cash" means cash or Cash Equivalents owned by and available to the Borrower which does not constitute the proceeds of the Revolving Loans.

                  "Whitmire Facility" means that certain real property, building and other assets of the Borrower located in Whitmire, South Carolina, as more particularly described in Schedule 1.1(b).

         SUBPART 2.3 Amendment of the Definitions of "Asset Disposition" and "Permitted Investments". Section 1.1 is further amended by deleting in its entirety the existing definitions of "Asset Disposition" and "Permitted Investments" and replacing such terms, in the appropriate alphabetical place, with the following new definitions:

                  "Asset Disposition" means the disposition of any or all of the assets of a Credit Party or any of its Subsidiaries whether by sale, lease, transfer or otherwise, other than transfers of assets permitted by Section 9.5 hereof.

                  "Guarantors" means each of Alamac Enterprises, Inc., AIH, Inc., Alamac Sub Holdings, Inc., and each Additional Credit Party which has executed a Joinder Agreement.

                  "Permitted Investments" means Investments which are (i) cash or Cash Equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) Investments in a Guarantor or the Borrower, (iv) loans to directors, officers, employees, agents, customers or suppliers in the ordinary course of business for reasonable business expenses, (v) security deposits delivered by the Borrower in the ordinary course of its business, (vi) promissory notes in full or partial payment of the sales price of assets sold as permitted by Section 9.5 hereof, provided that the maker or makers of any such promissory notes are reasonably acceptable to the Agent, (vii) to the extent purchased with Net Cash Proceeds received from the sale of the Whitmire Facility not exceeding $25,000,000.00 in the aggregate, Investments in the capital stock of WestPoint Stevens, Inc., and (viii) to the extent purchased with Available Cash, Investments in the capital stock of WestPoint Stevens, Inc., provided that such Investments purchased with Available Cash shall not exceed in the aggregate $15,000,000.

         SUBPART 2.4 Amendment to Section 9.5. Section 9.5 is amended in its entirety so that such Section now reads as follows:

                  9.59 Sale or Lease of Assets. None of the Credit Parties will convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business or assets whether now owned or hereafter acquired, including, without limitation, inventory, receivables, leasehold interests, Real Properties, and machinery and equipment; provided, however, that this prohibition shall not apply to (i) any inventory or other assets sold, leased or disposed of in the ordinary course of business, (ii) obsolete, idle or worn-out assets no longer used or useful in its business, (iii) the sale, lease or transfer or other disposal by the Borrower or another Credit Party of any or all of its assets to the Borrower or another Credit Party, (iv) other sales of assets not to exceed $1,000,000 during any fiscal year of the Borrower, (v) the sale of Program Receivables or (vi) the sale of the Whitmire Facility to WestPoint Stevens, Inc.

         SUBPART 2.5 Amendment to Section 9.7. Section 9.7 is amended in its entirety so that such Section now reads as follows:

                  9.7 Stock Redemptions and Dividends. None of the Credit Parties will, directly or indirectly, (a) purchase, redeem or otherwise acquire or retire or make any provisions for redemption, acquisition or retirement of any shares of its capital stock of any class or any warrants or options to purchase any such shares other than a Permitted Investment, or (b) pay any Dividends or make any other distribution upon any shares of its capital stock of any class which would cause the violation of Section 8.12 hereof or after the occurrence and during the continuance of any Default or Event of Default. Notwithstanding the foregoing, any Credit Party may pay Dividends to the parent corporation of such Credit Party in the form of any capital stock of WestPoint Stevens, Inc. held by such Credit Party as a Permitted Investment.

         SUBPART 2.6 Addition of Schedule 1.1(b). Schedule 1.1(b) attached hereto is hereby made a part of the Amended Credit Agreement.

                                   PART III
                         CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Amendment Effective Date. This Amendment shall be and become effective (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as the "Second Amendment Agreement."

         SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendment duly executed on behalf of the Borrower, the Required Lenders, and the Agent.

         SUBPART 3.1.2. Consent. The Agent shall have received, from each person listed on the signature pages of the Consent attached hereto as Appendix A, an executed copy of such Consent.

         SUBPART 3.1.3. Closing Certificate. The Agent shall have received a certificate from the Borrower certifying that (i) no Default or Event of Default exists as of the Amendment Effective Date, and (ii) the representations and warranties of the Borrower made in or pursuant to the Existing Credit Agreement shall be true in all material respects on and as of the Amendment Effective Date.

         SUBPART 3.1.4. Joinder Agreement. The Agent shall have received an executed joinder agreement from Alamac Sub Holdings, Inc. substantially in the form of Exhibit 3.1.4 hereto, pursuant to which Alamac Sub Holdings, Inc. joins the Amended Credit Agreement as a Guarantor.

         SUBPART 3.1.5. Documentation. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent.


                                   PART IV
                                MISCELLANEOUS

         SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 4.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3 Notes and Credit Documents. The Borrower hereby confirms and agrees that the Notes and the other Credit Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note and each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4 Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this
Amendment: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (ii) the Borrower has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, or if the Borrower has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment, (iii) the representations and warranties contained in Section 7 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (iv) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

         SUBPART 4.5 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

         SUBPART 4.6 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                                    ALAMAC KNIT FABRICS, INC.
ATTEST:

By:/s/ Christopher N. Zodorov                       By: /s/ Morgan M. Schuessler
   --------------------------                          -------------------------
                                                           Morgan M. Schuessler

                                                    Title: Vice President &
Title: V.P. & Secretary                                    Treasurer
      -----------------------                             ----------------------
         (Corporate Seal)

                                                    ALAMAC ENTERPRISES INC.


                                                    By: /s/ Edward J. Jones
                                                       -------------------------
                                                            Edward J. Jones

                                                    Title:  Vice President &
                                                            Assistant Treasurer
                                                          ----------------------

                                                    AIH INC.


                                                    By: /s/ Edward J. Jones
                                                       -------------------------
                                                            Edward J. Jones

                                                    Title:  Vice President &
                                                            Assistant Treasurer
                                                          ----------------------


                            [Signatures Continue]

                                     NATIONSBANK, N.A., as Agent for the Lenders
                                          and individually as a Lender


                                     By: /s/ Joesph R. Netzel
                                        ----------------------------------------
                                     Title: JOESPH R. NETZEL
                                            Vice President
                                            ------------------------------------

                                     THE BANK OF NEW YORK


                                     By: /s/ Gregory L. Batson
                                        ----------------------------------------
                                             GREGORY L. BATSON
                                     Title:  VICE PRESIDENT
                                           -------------------------------------

                                     BANKBOSTON, N.A., (formerly known as
                                     The First National Bank of Boston)


                                     By: /s/ Stephen Y. McGehee
                                        ----------------------------------------
                                             STEPHEN Y. McGEHEE
                                     Title:  DIRECTOR
                                           -------------------------------------


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By: /s/ Courtenay R. Wood
                                        ----------------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                     SCOTIABANC INC.


                                     By: /s/ William E. Zarrett
                                        ----------------------------------------

                                     Title: William E. Zarrett
                                            Senior Relationship Manager
                                           ------------------------------------
                            [Signatures Continue]

                                                  WACHOVIA BANK OF GEORGIA, N.A.


                                                  By: /s/ Douglas L. Strickland
                                                     ---------------------------

                                                  Title: Vice President
                                                        ------------------------


                                                  SUNTRUST BANK, ATLANTA


                                                  By: /s/ C. Wes Burton
                                                     ---------------------------

                                                  Title: C. Wes Burton, Jr.
                                                         Vice President
                                                        ------------------------

                                                  By: /s/ Bradley J. Staples
                                                     ---------------------------

                                                  Title: Bradley J. Staples
                                                         Assistant Vice
                                                         President
                                                       -------------------------

                                                  AMSOUTH BANK OF ALABAMA


                                                  By: /s/ Alan D. Lott
                                                     ---------------------------

                                                  Title: Vice President
                                                        ------------------------

                                                  ABN AMRO BANK, N.V., Atlanta
                                                  Agency


                                                  By: /s/ Steven L. Hissman
                                                     ---------------------------

                                                  Title: VICE PRESIDENT
                                                        ------------------------


                                                  By: /s/ L.K. Kelly
                                                     ---------------------------

                                                  Title: GROUP VICE PRESIDENT
                                                        ------------------------

                                   CONSENT


         This Consent (the "Consent"), dated as of May 22, 1997, is delivered in connection with the Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), executed by Alamac Knit Fabrics, Inc., the Guarantors party thereto, the banking institutions parties thereto (the "Lenders"), and NATIONSBANK, N.A., as Agent (the "Agent"). Unless otherwise defined, terms used herein have the meanings provided in the Amended Credit Agreement (as defined in the Amendment).

         Each of the undersigned, as a party to one or more Credit Documents hereby acknowledges the execution and delivery of the Amendment, and hereby confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder.

         This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.


                                                     ALAMAC ENTERPRISES INC.


                                                     By: /s/ Edward J. Jones
                                                        ------------------------
                                                     Title: Edward J. Jones
                                                            Vice President &
                                                            Assistant Treasurer
                                                           ---------------------

                                                     AIH INC.


                                                     By: /s/ Edward J. Jones
                                                        ------------------------
                                                     Title:  Edward J. Jones
                                                             Vice President &
                                                             Assistant Treasurer
                                                           ---------------------

                                EXHIBIT 3.1.4


                              JOINDER AGREEMENT


         THIS JOINDER AGREEMENT (the "Agreement"), dated as of this ____ day of May, 1997, by and between ALAMAC SUB HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), and NATIONSBANK, N.A., in its capacity as agent (the "Agent") under that certain Credit Agreement (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"), dated as of December 4, 1995, and amended as of March 22, 1996 and as of even date herewith, by and among Alamac Knit Fabrics Inc. (the "Borrower"), AIH Inc. and Alamac Enterprises Inc. as other Credit Parties, the Agent, and the financial institutions appearing on the signature pages thereof (the "Lenders"). All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Guarantor owns all of the outstanding capital stock of AIH Inc. and desires to become a Credit Party to the Credit Agreement and to guaranty the Credit Party Obligations.

         Accordingly, the Guarantor hereby agrees as follows with the Agent, for the benefit of the Lenders:

         1. The Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Guarantor will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (i) all of the representations and warranties of the Credit Parties set forth therein, (ii) all of the affirmative and negative covenants set forth therein and (iii) all of the other undertakings and waivers by Credit Parties set forth therein.

         2. The Guarantor represents and warrants that Schedule A attached hereto identifies the Subsidiary's principal place of business and each location where it maintains any assets. The Guarantor represents and warrants that it owns no assets other than its capital stock in AIH Inc.

         3. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         IN WITNESS WHEREOF, the Guarantor has caused this Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of itself and the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                                     ALAMAC SUB HOLDINGS, INC.


                                                     By:
                                                        -----------------------

                                                     Title:
                                                           --------------------
ATTEST:

By
  ----------------------------

Title
     -------------------------
          (Corporate Seal)



                                                     Acknowledged and accepted:

                                                     NATIONSBANK, N.A., as Agent


                                                     By
                                                       -------------------------

                                                     Title
                                                          ----------------------

                                SCHEDULE 1.1 B


All those tracts or parcels of land, together with all improvements located thereon, lying and being in the City of Whitmire, Newberry County, South Carolina, and being more particularly described as follows.

Being at an iron pin (P.O.B.#3) at the southwest intersection of Central Avenue (S-36-395) and Washington Street (S-36-469); thence leaving said intersection and running with the western right of way of Washington Street South 26 degrees 24 minutes 08 seconds East, 254.39 feet to an iron pin at the northwest intersection of Washington Street and Herron Avenue (S-36-216), thence leaving said intersection and running with the northern right of way of Herron Avenue South 63 degrees 37 minutes 52 seconds West, 367.62 feet to an iron pin at the northwestern intersection with Spring Street; thence leaving said intersection and running with the western right of way of Spring Street South 27 degrees 38 minutes 05 seconds East, 365.28 feet to an iron pin at the northwestern intersection with Sinclair Avenue (S-36-324); thence leaving said intersection and running with the northern right of way of Sinclair Avenue South 57 degrees 15 minutes 54 seconds West, 241.96 feet to an iron pin and being the termination of said Sinclair Avenue; thence crossing said termination of right of way of Sinclair Avenue South 27 degrees 38 minutes 05 seconds East, 42.28 feet to an iron pin on line of other property of West Point-Pepperell, Inc., and corner Lot 1, Village Subdivision; thence running along line of other property of West Point-Pepperell, Inc., South 56 degrees 54 minutes 05 seconds West, 292.40 feet to an old iron pin at the rear corner of Lot 7, Village Subdivision; thence running along the line of said Lot 7 South 63 degrees 40 minutes 50 seconds West, 145.17 feet to an old iron pin on the eastern right of way of Grant Street (S-36-323); thence running with the eastern right of way of said Grant Street North 26 degrees 26 minutes 49 seconds West, 210.44 feet to an old iron pin corner of Lot 6, Village Subdivision; thence leaving said eastern right of way of Grant Street and running along lines of Lots 6, 5, 4, 3, 2 and 1, Village Subdivision, the following courses and distances; North 63 degrees 09 minutes 14 seconds East, 145.10 feet to an old iron pin; thence North 26 degrees 28 minutes 03 seconds West, 519.07 feet to an old iron pin on the southern right of way of Central Avenue (S.C. Highway No. 66); thence running along the southern right of way of Central Avenue the following courses and distances: North 63 degrees 20 minutes 57 seconds East, 270.00 feet to an iron pin; thence South 26 degrees 24 minutes 08 seconds East, 12.28 feet to an iron pin; thence North 63 degrees 20 minutes 57 seconds East, 620.59 feet to the point of beginning, containing 10.996 acres or 478,980 square feet.

ALSO

Beginning at an iron pin (P.O.B.#4) at the southeast intersection of the rights of way of Herron Avenue (S-36-216) and Spring Street; thence leaving said intersection and running with the southern right of way of Herron Avenue North 63 degrees 37 minutes 52 seconds East, 183.52 feet to an old iron pin corner of Lot 38, Village Subdivision; thence leaving said southern right of way of Herron Avenue and running along line of said Lot 38, South 26 degrees 29 minutes 07 seconds East, 147.80 feet to an old iron pin on rear line of Lot 34, Village Subdivision; thence running along lines of Lots 34, 33 and 31 the following courses and distances: South 57 degrees 19 minutes 40 seconds West, 67.40 feet to an old iron pin; thence South 26 degrees 28 minutes 57 seconds East, 4.82 feet to an old iron pin; thence South

63 degrees 36 minutes 00 seconds West, 113.30 feet to an old iron pin on the eastern right of way of Spring Street; thence running with the eastern right of way of Spring Street North 27 degrees 38 minutes 05 seconds West, 160.12 feet to the point of beginning, containing 0.655 acres or 28,542 square feet.

ALSO

Beginning at an iron pin (P.O.B. #1) at the northwest intersection of the rights of way of Central Avenue (S.C. Highway No. 66) and Park Street (S.C. Highway No. 66); thence leaving said intersection and running with the northern right of way of Central Avenue the following courses and distances: South 63 degrees 41 minutes 23 seconds West, 170.0 feet to an iron pin; thence South 21 degrees 34 minutes 18 seconds West, 32.15 feet to an iron pin; thence South 63 degrees 00 minutes 56 seconds West, 150.0 feet to an iron pin corner of other property of West, Point-Pepperrell, Inc.: thence leaving said northern right of way of Central Avenue and running along line of other property of West Point-Pepperell, Inc., North 26 degrees 25 minutes 37 seconds West, 373.30 feet to an iron pin; thence continue along property lines of West Point-Pepperell, Inc. and Lot 91, Village Subdivision, North 63 degrees 34 minutes 46 seconds East, 343.90 feet to an old iron pin on the western right of way of Park Street (S.C. Highway No. 66); thence running with the western right of way of said Park Street South 26 degrees 23 minutes 05 seconds East, 19.91 feet to an old iron pin corner of Lot 90, Village Subdivision; thence leaving said western right of way of Park Street and running with the property lines of said Lot 90 the following courses and distances: South 63 degrees 34 minutes 23 seconds West,
119.87 feet to an old iron pin; thence South 28 degrees 46 minutes 35 seconds East, 93.08 feet to an old iron pin; thence North 63 degrees 34 minutes 23
East, 116.05 feet to an iron pin on the right of way of Park Street
(S.C. Highway No. 66); thence running with the western right of way of Park Street South 26 degrees 25 minutes 37 seconds East, 237.73 feet to the point of beginning, containing 2.597 acres or 113,118 square feet.

ALSO

Beginning at an iron pin (P.O.B. #2) at the northeast intersection of the rights of way of Central Avenue (S-36-395) and Park Street (S.C. Highway No.
66); thence leaving said intersection and running with the eastern right of way of said Park Street North 26 degrees 25 minutes 37 seconds West, 187.35 feet to an iron pin at the southeast intersection of said Park Street and Highway S-36-913; thence leaving said intersection and running with the southern right of way of Highway S-36-913 North 53 28 minutes 39 seconds East, 131.88 feet to an old iron pin corner of Lot 83, Village Subdivision; thence leaving said Highway S-36-913 and running along lines of said Lot 83 and other property of West Point-Pepperell, Inc. South 39 degrees 23 minutes 21 seconds East, 248.77 feet to an iron pin on the northern right of way of Central Avenue (S-36-395); thence running with the northern right of way of Central Avenue the following courses and distances: South 66 degrees 53 minutes 51 seconds West, 46.07 feet to an iron pin; thence South 81 degrees 17 minutes 42 seconds West, 95.92 feet to an iron pin; thence South 63 degrees 41 minutes 23 seconds West, 48.28 feet to the point of beginning, containing 0.770 acres or 33,560 square feet.

The above described parcels are more fully shown on three plats entitled "Survey for West Point-Pepperell, Inc.," prepared by Dalton & Neves Company, Inc., Engineers, Greenville, South Carolina, dated June 1993.

This being part of that property conveyed to J.P. Stevens & Co., Inc., by Aragon-Baldwin Mills by deed dated August 1946 and recorded in the office of the Clerk of Court of Newberry County, South Carolina, in Deed Book 47 at Page 66 on September 11, 1946; and part of that property conveyed to West Point-Pepperell, Inc. (predecessor to WestPoint Stevens Inc.) by J.P. Stevens & Co., Inc. by General Warranty Deed dated June 30, 1993, and recorded in the office of the Clerk of Court of Newberry County, South Carolina in Deed Book 378 at Page 224, on July 7, 1993; and all of that property Alamac Knit Fabrics, Inc. by WestPoint Stevens Inc. by deed dated December 5, 1994, and recorded in the office of the Clerk of Court of Newberry County, South Carolina, in Deed Book 412 at Page 225 on April 7, 1995.